UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2024

MOVELLA HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40074	98-1575384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 110, 3535 Executive Terminal Drive
Henderson, NV                              89052
(Address of Principal Executive Offices)                         (Zip Code)
(725) 238-5682
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	MVLA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	MVLAW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant's Certifying Accountant.

(a) On January 24, 2024, RSM US LLP (“RSM”) notified the Chair of the Audit Committee of the Board of Directors (the “Audit Committee”) of Movella Holdings Inc. (the "Company") of its resignation as the Company’s independent registered public accounting firm. Later that day, RSM sent the Chair of the Audit Committee a letter confirming RSM’s resignation.

RSM’s previously issued reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2022 and 2021, respectively, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that RSM’s report on the Company’s consolidated financial statements as of and for the year ended December 31, 2021 contained a separate paragraph stating that “…As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from continuing operations and net cash used in operating activities. This raises substantial doubt about the Company’s ability to continue as a going concern…The financial statements do not include any adjustments that might result from the outcome of this uncertainty.” In addition, as previously disclosed in the Company’s Current Report on Form 8-K filed on November 14, 2023, management and the Audit Committee determined that the Company’s previously issued unaudited financial statements included in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, and June 30, 2023 (the “Interim Financial Statements”) should no longer be relied upon and should be restated. In connection therewith, the Audit Committee conducted, with the assistance of independent counsel, an investigation of certain accounting and internal control matters, and as a result, the Company was unable to complete its preparation and review of the Form 10-Q for the quarterly period ended September 30, 2023, in time to file within the prescribed time period without unreasonable effort or expense. The investigation is substantially complete and the Company is in the process of implementing certain remedial measures identified and recommended during the course of the investigation. As of the date of its resignation letter, RSM had not completed its interim review for the quarter ended September 30, 2023, and had not been engaged for the audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2023.

In addition, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and RSM on accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of RSM, would have caused it to make reference to the disagreement in its reports on the Company’s financial statements for either of the two fiscal years or the subsequent interim period preceding RSM’s resignation.

During the two most recent fiscal years and the subsequent interim period preceding RSM’s resignation, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except for (1) the material weakness in the Company’s internal control over financial reporting as disclosed in the Company’s Current Report on Form 8-K/A filed on March 31, 2023 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023, (2) that the matters that gave rise to the Company’s Current Report on Form 8-K filed on November 14, 2023 , including non-reliance on the Interim Financial Statements and RSM having advised the Company that information had come to its attention that it has concluded materially impacts the fairness of the Interim Financial Statements, have not been resolved to RSM’s satisfaction prior to its resignation, (3) RSM stating that, based on the information provided by the Audit Committee resulting from the independent investigation and in RSM’s professional judgment, it can no longer rely on management representations, as set forth in its resignation letter, and (4) RSM stating that, as set forth in its resignation letter, the Company’s internal control over financial reporting was not effective as (a) there were material weaknesses in the Company’s internal control over revenue recognition and, more broadly, in its overall control environment, specifically that internal controls were not properly designed and implemented to review revenue transactions with non-standard terms and to determine the proper financial statement accounting treatment under generally accepted accounting principles in the United States of America, and (b) the Company’s current control environment did not meet Principle 1 and Principle 5 of the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control—Integrated Framework (2013). In its resignation letter, RSM noted that as it had not completed its interim review or an audit of the Company’s 2023 financial statements, RSM could not conclude on other control deficiencies that may arise to the level of a material weakness.

The Chair of the Audit Committee discussed with RSM the reasons for its resignation, and the Company is currently in the process of identifying a successor independent registered public accounting firm. Accordingly, the restatements of the Interim Financial Statements and the completion of the Company’s financial statements for subsequent periods are pending. The Company will authorize RSM to respond fully to the inquiries of the successor independent registered public accounting firm, which has yet to be selected.

The Company has provided RSM with a copy of the disclosures required by Item 304(a) of Regulation S-K contained in Item 4.01 of this Current Report on Form 8-K and has requested that RSM furnish the Company with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the Company’s statements made in response to those requirements and, if not, stating the respects in which it does not agree. A copy of RSM’s letter, dated January 30, 2024, confirming RSM’s agreements with these statements is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Forward Looking Statements

The disclosure contained in this current report contains “forward-looking statements” within the meaning of federal securities laws. The words “accelerate,” “anticipate,” “believe,” “continue,” “could,” “enable,” “estimate,” “expect,” “extend,” “fuel,” “future,” “growth,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “progress,” “project,” “realize,” “see,” “seem,” “should,” “will,” “would,” and similar expressions, or the negative of such expressions, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements relating to the Company’s expectations regarding identifying, and having RSM respond to inquiries from, a successor independent registered public accounting firm; the Company’s ability to complete the restatements and the preparation and review of its financial statements for subsequent periods and the timing thereof; and the Company’s ability to conclude, and successfully implement any remedial measures recommended by the Audit Committee in connection with, the investigation. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, potential impacts of RSM’s resignation; the Company’s ability to timely engage a new independent registered public accounting firm; the Company’s ability to complete the restatements of the Interim Financial Statements and address any material weaknesses; the timing of completion of necessary restatements, interim reviews and audits by the new independent registered public accounting firm; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the restatements and internal control matters; the costs and expenses relating to the Audit Committee’s internal investigation, the restatements, and any remedial measures undertaken related thereto; the impact of the internal investigation, the restatements, or the delay in the completion of financial statements for subsequent periods on the Company, its management, operations and reputation; the risk of litigation or regulatory action arising from: the internal investigation and its findings, the failure to timely file the Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 or any subsequent period, the resignation of RSM, or the restatements of the Interim Financial Statements; the ability of the Company to regain and maintain compliance with Nasdaq’s continued listing requirements; the timing of the review by, and the conclusions of, the Company’s new independent auditor regarding the investigation and its impact on the financial statements; possible default by the Company under its credit facility; the ability of the Company to remediate any material weaknesses in internal control over financial reporting; potential reputational damage that the Company may suffer as a result of the matters under investigation, the resignation of RSM or the restatements of the Interim Financial Statements; the impact of the internal investigation, the resignation of RSM, and the restatements of the Interim Financial Statements on the value of the Company’s common stock; the risk that the filing of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 or any subsequent period or the restatements of the Interim Financial Statements will take longer than anticipated; as well as the factors described under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Form 10-K for the year ended December 31, 2022 and Form 8-K/A filed March 31, 2023, Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023 and June 30, 2023 under the heading “Risk Factors,” and in those documents that the Company will file with the SEC in the future. If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect expectations, plans or forecasts of future events and views as of the date of this current report. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except to the extent required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K and are not intended to serve as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
16.1	Letter from RSM US LLP dated January 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Movella Holdings Inc.

January 30, 2024

	By:	/s/ Stephen Smith
	Name:	Stephen Smith
	Title:	Chief Financial Officer